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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                              -------------------------

                                       FORM 8-K

                                    Current Report
                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)  September 9, 1997


                         PAN PACIFIC RETAIL PROPERTIES, INC.
                (Exact Name of Registrant as Specified in its Charter)



         Maryland                   001-13243                  33-0752457
-------------------------------     -----------            ------------------
(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation or organization)     File Number)           Identification No.)



      1631-B South Melrose Drive
         Vista, California                                92083
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(Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code: (760) 727-1002



                                       N.A.
         ------------------------------------------------------------
            (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         On September 9, 1997 , Pan Pacific Retail Properties, Inc. (the "Registrant") acquired the Rainbow Promenade Shopping Center pursuant to a Purchase and Sale Agreement executed on August 18, 1997. The property, a 228,960 square foot retail center located in Las Vegas, was acquired for $31,300,000 from Rainbow Promenade Partners, L.L.C., an unrelated third-party. The asset, acquired for cash, was paid for with available cash and borrowings under an existing unsecured credit facility available to the Registrant. The Registrant intends to continue to operate the asset as a shopping center.



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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements.

              It is impracticable to provide the required financial statements of Rainbow Promenade at this time. The required financial statements of Rainbow Promenade will be filed by amendment as soon as practicable, but not later than November 21, 1997.

         (b)  Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial information for Rainbow Promenade at this time. The required pro forma financial information for Rainbow Promenade will be filed by amendment as soon as practicable, but not later than November 21, 1997.

         (c)  Exhibits.

              The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.


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                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 22, 1997.


                             PAN PACIFIC RETAIL PROPERTIES, INC.


                             By: /s/   Stuart A. Tanz
                                 ------------------------
                                   Stuart A. Tanz
                                   President and Chief Executive Officer



                             By : /s/  David L. Adlard
                                 ------------------------
                                    David L. Adlard
                                    Executive Vice President and
                                    Chief Financial Officer



                             By : /s/  Laurie A. Sneve
                                 ------------------------
                                    Laurie A. Sneve, CPA
                                    Vice President and Controller


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                         PAN PACIFIC RETAIL PROPERTIES, INC.

                                    EXHIBIT INDEX



Number and Description of Exhibit
---------------------------------
 99.1 Purchase and Sale Agreement between Rainbow Promenade Partners, L.L.C. and Pan Pacific Retail Properties, Inc. dated August 18, 1997 (previously filed as Exhibit 10.9 to the Registrant's Quarterly Report on Form 10-Q relating to the six months ended June 30, 1997 and incorporated herein by this reference).